Exhibit 99.1

1660 Wynkoop Street, Suite 1000	NEWS RELEASE
Denver Colorado 80202-1132
Phone: (303) 573-1660
Fax: (303) 595-9385
Email: info@royalgold.com
www.royalgold.com
FOR IMMEDIATE RELEASE: FOR FURTHER INFORMATION CONTACT:
Karen Gross, Vice President and Corporate Secretary
Royal Gold, Inc.
(303) 573-1660
ROYAL GOLD COMPLETES ACQUISITION OF
BARRICK GOLD’S ROYALTY PORTFOLIO
     DENVER, COLORADO. OCTOBER 6, 2008: ROYAL GOLD, INC. (NASDAQ:RGLD; TSX:RGL), the leading precious metals royalty company, today announced the closing of its acquisition of the royalty portfolio from Barrick Gold Corporation (“Barrick”), effective October 1, 2008. Consideration to Barrick for the transaction was approximately $150 million net cash and a restructuring of Royal Gold’s royalty positions at Barrick’s Cortez Pipeline Mining Complex (“Cortez”) in Nevada, valued at $31.5 million. The cash portion of the purchase price for the transaction was paid from Royal Gold’s cash on hand. The Company initially announced the execution of a definitive agreement to acquire Barrick Gold’s royalty portfolio on July 31, 2008.
     The royalty portfolio consists of royalties on 72 properties, including 8 producing royalties, 2 development stage properties, 19 evaluation stage properties, and 43 exploration projects. Approximately 75% of the portfolio consists of precious metals royalties. See Tables 1 through 4 for a list of all the royalty properties acquired in the transaction along with calendar 2008 first half production and revenue figures for the majority of the producing properties.
     Royalties on 77 properties were included in the Barrick royalty portfolio at the time Royal Gold entered into the definitive purchase agreement with Barrick. As previously announced, several royalties in the portfolio were subject to rights of first refusal (“ROFR”) or buy down rights. Of the 77 properties initially included in the royalty portfolio, three properties were transferred to third parties upon the exercise of

ROFRs and two properties were removed from the transaction. The removal of these five royalties reduced the purchase price by $210,000. Osisko Mining did not exercise its ROFR on the Malartic property. In addition, one evaluation stage property, having an attributed value for purposes of the transaction of approximately $1.0 million, remains subject to a ROFR which is due to expire by the end of October 2008. This royalty will either be transferred to Royal Gold following expiration or waiver of the ROFR, or transferred by Barrick to the ROFR-holder if the ROFR is exercised in accordance with its terms.
     Royal Gold holds four gold royalty interests at Cortez, consisting of two sliding-scale gross smelter return (“GSR”) royalties (“GSR1” and “GSR2”), a fixed-rate GSR royalty (“GSR3”) and a net value return royalty (“NVR1”). The restructuring of Royal Gold’s royalty positions at Cortez consisted of the following: (1) a reduction of Royal Gold’s GSR2 sliding-scale royalty, from a range of 0.72% to 9.0%, to match the current GSR1 sliding-scale royalty rate ranging from 0.40% to 5.0%, and (2) the elimination of Royal Gold’s interest in the 0.71% GSR3 royalty and the 0.39% NVR1 royalty on the mining claims that comprise the undeveloped Crossroads deposit. The GSR3 and NVR1 royalties that cover areas outside of the Crossroads deposit at Cortez were not affected by this transaction. The Crossroads deposit continues to be subject to Royal Gold’s GSR2 royalty at the reduced royalty rate.
     As a result of the transaction, Royal Gold now holds a total of 22 producing royalties, 6 development stage properties, 27 evaluation stage properties and 64 exploration projects.
About Royal Gold
     Royal Gold is the leading precious metals royalty company engaged in the acquisition and management of precious metals royalty interests. Royal Gold is publicly-traded on the NASDAQ Global Select Market under the symbol “RGLD,” and on the Toronto Stock Exchange under the symbol “RGL.” The Company’s web page is located at www.royalgold.com.

Cautionary “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: With the exception of historical matters, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained herein. Such forward-looking statements include statements regarding operator’s estimates of reserves, additional mineralized material and the price of potash per ton for 2008, and the estimated closing date for the acquisition of any royalty in the Barrick royalty portfolio that was not transferred at the closing of the transaction. Like any royalty acquisition that contains significant assets that are not producing or not yet in development, the royalties in the royalty portfolio that are in development, evaluation or exploration stages are subject to certain risks, such as the ability of the operator to bring the project into production and operate in accordance with the feasibility study and the ability of Royal Gold to make accurate assumptions regarding valuation, timing and amount of royalty payments. In addition, the royalties are subject to certain risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, foreign environmental laws and enforcement and uncertain political and economic environments. Furthermore, the acquisition of royalties from Barrick, like any royalty acquisition, involves risks that operators of mining projects and holders of mining claims, tenements, concessions or other land interests may contest the existence or extent of one or more of the royalty interests. While Royal Gold seeks to confirm the validity of royalties it acquires, there can be no assurance that such disputes will not arise. As a general matter, royalty interests in mining projects or properties are subject to uncertainties and complexities arising from the application of contract and property laws governing private parties or the local or national governments. Factors that could cause actual results to differ materially from projections include, among others, the exercise of rights of first offer and rights of first refusal on royalties acquired, precious metals and other commodity prices, decisions and activities of the operators of the various properties, unanticipated grade, geological, metallurgical, processing or other problems the operators may encounter, changes in project parameters as plans continue to be refined, economic and market conditions, as well as other factors described elsewhere in this press release and in the Company’s Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made herein. Readers are cautioned not to put undue reliance on forward-looking statements.

TABLE 1
BARRICK ROYALTY PORTFOLIO
PRODUCING AND DEVELOPMENT PROPERTIES
RESERVES 1,2,3,4
GOLD/SILVER

PRODUCING
						Average	Contained	First Half CY’08
			NSR Rate		Tons of Ore	Grade	Ounces[5]	Production		Revenue
Property	Location	Ownership	%	Metal	(M)	(opt)	(M)	(oz)		($M)
Mulatos [6]	Sonora, Mexico	Alamos Gold	0.70 - 3.50	Gold	35.42	0.048	1.689	70,091		2.3
Siguiri [7]	Siguiri, Guinea	AngloGold Ashanti	0.00 - 1.875	Gold	122.22	0.022	2.629	172,553		3.4
Balcooma	Queensland, Australia	Kagara	1.50	Gold	1.12	0.016	0.018	2,504	[8]	1.8	[9]
Balcooma	Queensland, Australia	Kagara	1.50	Silver	1.12	1.64	1.842	257,200	[8]		[9]
El Toqui [10]	Aysen Region, Chile	Breakwater Resources	1.0 - 3.0	Gold	5.20	0.032	0.167	9,610		0.3
Wharf [11]	South Dakota, U.S.	Goldcorp	0.00 - 2.0	Gold	8.95	0.025	0.220	28,700		0.4
DEVELOPMENT
Holt/Holloway	Ontario, Canada	St Andrew Goldfields	0.00013 x	Gold	2.95	0.165	0.486	—		—
			Au price
Meekatharra [12]	W.A., Australia	Mercator Gold	AUD$10	Gold	2.19	0.140	0.308	—		—
(Paddy’s Flat)			per ounce

TABLE 1 (continued)
BARRICK ROYALTY PORTFOLIO
PRODUCING AND DEVELOPMENT PROPERTIES
RESERVES 1,2,3,4
BASE METALS

PRODUCING
						Average	Contained	First Half CY’08
			NSR Rate		Tons	Grade	Lbs[5]	Production		Revenue
Property	Location	Ownership	%	Metal	of Ore (M)	(%)	(M)	(tons)		($M)
Mt. Goode (Cosmos)	W.A., Australia	Xstrata	1.50	Nickel	1.31	4.45	116	1,722		1.0
Balcooma	Queensland, Australia	Kagara	1.50	Copper	2.18	3.1	135	16,443	[8]		[9]
Balcooma	Queensland, Australia	Kagara	1.50	Zinc	1.12	8.3	185	19,950	[8]		[9]
Balcooma	Queensland, Australia	Kagara	1.50	Lead	1.12	3.3	73	3,537	[8]		[9]
El Toqui [10]	Aysen Region, Chile	Breakwater Resources	1.0 - 3.0	Zinc	5.20	7.3	759	18,089		0.5
Koolanooka	W.A., Australia	Midwest	AUD$0.25/t	Iron Ore	0.40	—	—		[13]		[13]
POTASH

PRODUCING
						Average	Contained	First Half CY’08
			NSR Rate		Tons	Grade	Tons[5]	Production	Revenue
Property	Location	Ownership	%	Element	(M)	(%)	(M)	(tons)	($M)
Allan [14]	Saskatchewan, Canada	Potash Corporation of Saskatchewan	$0.36 - 1.44 per ton	Potash	348.33	25.9	90	[12]	0.4

TABLE 1
BARRICK ROYALTY PORTFOLIO
PRODUCING AND DEVELOPMENT PROPERTIES FOOTNOTES

[1]	Set forth below are definitions for proven and probable reserves used by the U.S. Securities and Exchange Commission.

“Reserve” is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.

“Proven (Measured) Reserves” are reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes, and the grade is computed from the results of detailed sampling, and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that the size, shape, depth and mineral content of the reserves are well established.

“Probable (Indicated) Reserves” are reserves for which the quantity and grade are computed from information similar to that used for proven (measured) reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance of probable (indicated) reserves, although lower than that for proven (measured) reserves, is high enough to assume geological continuity between points of observation.

In this press release, Royal Gold has disclosed a number of reserve estimates that are provided by royalty operators that are foreign issuers and are not based on the U.S. Securities and Exchange Commission’s definitions for proven and probable reserves. For Canadian issuers, definitions of “mineral reserve,” “proven mineral reserve,” and “probable mineral reserve” conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of these terms as of the effective date of estimation as required by National Instrument 43-101 of the Canadian Securities Administrators. For Australian issuers, definitions of “mineral reserve,” “proven mineral reserve,” and “probable mineral reserve” conform with the Australasian Code for Reporting of Mineral Resources and Ore Reserves prepared by the Joint Ore Reserves Committee of the Australasian Institute of Mining and Metallurgy, Australian Institute of Geoscientists and Minerals Council of Australia, as amended (“JORC Code”). In each case, the reserves reported hereunder are estimates previously disclosed by the relevant operator, without reference to the underlying data used to calculate the estimates. Accordingly, Royal Gold is not able to reconcile the reserve estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission.

[2]	Estimated reserves subject to the Barrick royalty portfolio interests. Each listed royalty is based on royalty documentation material provided to Royal Gold by Barrick. Except for Mulatos, Royal Gold has not been supplied with reserve information directly from the operator. This information is derived from recent publicly-available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators. A portion of the reported reserves may not be subject to Royal Gold’s royalty interests and/or may be subject to contractual limitations such as production caps, monetary caps, and the extent of claim, concession or tenement boundaries.

[3]	Reserves have been calculated by the operators as of December 31, 2007, with the exception of the following properties: Balcooma and Mt. Goode — June 30, 2007; Holt/Holloway — June 1, 2008; Meekatharra (Paddy’s Flat) — September 19, 2007. The Koolanooka reserves are based on an above ground stockpile of iron ore fines and are not calculated as of a specific date.

TABLE 1 (continued)
BARRICK ROYALTY PORTFOLIO
PRODUCING AND DEVELOPMENT PROPERTIES FOOTNOTES

[4]	Gold reserves were calculated by the operators at the following per ounce prices: $775 — Holt/Holloway; $650 — Wharf; $600 — Siguiri and El Toqui; $500 — Mulatos. Gold reserve prices for Balcooma and Meekatherra (Paddy’s Flat) were not available.

Silver reserve price for Balcooma was not available.

Base metal reserves were calculated by the operators at the following price per pound: $1.12 per pound zinc for El Toqui and US$5.00 per pound of nickel for Mt. Goode. Base metal reserve prices for copper, zinc and lead at Balcooma were not available. The Koolanooka reserves are based on an above ground stockpile of iron ore fines and not at any specific price.

Potash price for Allen was not available.

[5]	“Contained Ounces,” “Contained Pounds” or “Contained Tons” do not take into account losses in processing the ore.

[6]	The royalty is capped at 2.0 million ounces of production. There has been approximately 248,000 ounces of cumulative production as of June 30, 2008. NSR sliding-scale schedule (price of gold per ounce — royalty rate): $0.00 to $299.99 – 0.70%; $300 to $324.99 – 1.05%; $325 to $349.99 – 1.4%; $350 to $374.99 – 2.10%; $375 to $399.99 – 2.80%; $400 or higher — 3.5%.

[7]	The royalty is capped on a dollar basis and approximately $13 million remains to be paid as of June 30, 2008. NSR sliding-scale schedule (price of gold per ounce — royalty rate as of 3/31/08): $0 to 478.10 – 0.00%; $478.10 to $546.41 – 0.625%; $546.42 to $580.57 – 0.875%; $580.58 to $614.72 – 1.125%; $614.73 to $648.87 – 1.50%; above $648.87 – 1.875%. The sliding-scale schedule is based on the average of the United States, Australian and Canadian Consumer Price Indices on a quarterly basis. The most current rate available is reflected herein.

[8]	Metal in concentrate. Figures represent 100% of reported production and may include production that is not subject to the royalty.

[9]	Total first-half CY08 revenue from the Balcooma royalty is estimated to be $1.8 million. A breakdown of revenue by metal was not available.

[10]	NSR sliding-scale schedule (price of zinc per pound — royalty rate): $0.50 to below $0.55 – 1.0%; $0.55 to below $0.60 – 2.0%; $0.60 or higher — 3.0%. Gold is produced as a by-product of zinc. Royalty currently held in trust by Barrick for Royal Gold pending receipt of necessary consents.

[11]	NSR sliding-scale schedule (price of gold per ounce — royalty rate): $0.00 to under $350 – 0.0%; $350 to under $400 – 0.5%; $400 to under $500 – 1.0%; $500 or higher — 2.0%.

[12]	Royalty applies on production above 50,000 ounces.

[13]	Current production and/or revenue figures are not available.

[14]	The royalty applies to 40% of production. The royalty rate is $1.44 per ton for the first 600,000 tons on which the royalty is paid, reducing to $0.72 per ton on 600,000-800,000 tons and to $0.36 per ton above 800,000 tons. The sliding-scale is applicable when the price of potash drops below $23 per ton. Given the current North American market price for potash, the complete sliding-scale schedule is not presented here. In addition, there is a $0.25 per ton royalty payable on annual production up to 600,000 tons.

TABLE 2
BARRICK ROYALTY PORTFOLIO
PRODUCING AND DEVELOPMENT PROPERTIES
ADDITIONAL MINERALIZED MATERIAL1,2,3
GOLD/SILVER

PRODUCING
					Measured		Indicated		Inferred
						Average		Average		Average
					Tons	Grade	Tons	Grade	Tons	Grade
Property	Location	Ownership	NSR Rate %	Metal	(M)	(opt)	(M)	(opt)	(M)	(opt)
Mulatos [4]	Sonora, Mexico	Alamos Gold	0.70 - 3.50	Gold	12.31	0.029	58.47	0.027	70.79	0.027
Siguiri [5]	Siguiri, Guinea	AngloGold Ashanti	0.00 - 3.75	Gold	1.10	0.021	20.70	0.027	63.60	0.027
Wharf [6]	South Dakota, U.S.	Goldcorp	2.0	Gold	3.42	0.020	5.26	0.021	4.42	0.025
DEVELOPMENT
Holt/Holloway [7,8]	Ontario, Canada	St Andrew Goldfields	0.00013 x Au price	Gold	1.46	0.194	2.11	0.200	1.18	0.226
Meekatharra [9]	Queensland,	Mercator Gold	AUD$10	Gold	—	—	17.51	0.039	8.74	0.040
(Paddy’s Flat)	Australia		per ounce
BASE METALS

PRODUCING
					Measured		Indicated		Inferred
						Average		Average		Average
					Tons	Grade	Tons	Grade	Tons	Grade
Property	Location	Ownership	NSR Rate %	Metal	(M)	(%)	(M)	(%)	(M)	(%)
Mt. Goode (Cosmos)	W.A., Australia	Xstrata	1.50	Nickel	15.41	0.95	30.72	0.70	13.89	0.76
Balcooma	Queensland,	Kagara	1.50	Copper	—	—	1.87	3.7	—	—
	Australia
Balcooma	Queensland,	Kagara	1.50	Zinc	—	—	0.77	6.7	0.01	7.8
	Australia
Balcooma	Queensland, Australia	Kagara	1.50	Lead	—	—	0.77	2.8	0.01	3.6
El Toqui [8,10]	Aysen Region, Chile	Breakwater Resources	1.0 - 3.0	Zinc		Measured and Indicated 5.89 tons @ 8.1%			5.25	7.1

TABLE 2
BARRICK ROYALTY PORTFOLIO
PRODUCING AND DEVELOPMENT PROPERTIES FOOTNOTES

[1]	Mineralized material is that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved. Mineralized material that is not mineral reserves does not have economic viability. The U.S. Securities and Exchange Commission does not recognize the term “mineralized material.” Investors are cautioned not to assume that any part or all of the mineralized material shown will ever be converted into reserves.

[2]	Some of the royalty operators are Canadian and Australian issuers. Canadian and Australian issuers use the terms “mineral resources” and its subcategories “measured,” “indicated” and “inferred” mineral resources. For Canadian issuers, the definitions of “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of those terms as of the effective date of estimation, as required by National Instrument 43-101 of the Canadian Securities Administrators. For Australian issuers, the definitions of “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” conform with the JORC Code. While such terms are recognized and required by Canadian and Australian regulations, the U.S. Securities and Exchange Commission does not recognize them. In each case, the mineralized material reported hereunder are estimates previously disclosed by the relevant operator, without reference to the underlying data used to calculate the estimates. Accordingly, Royal Gold is not able to reconcile the estimates prepared in reliance on National Instrument 43-101 or JORC Code with terms recognized by the U.S. Securities and Exchange Commission. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[3]	Each listed royalty is based on royalty documentation material provided to Royal Gold by Barrick. Royal Gold has not been supplied with additional mineralized material information directly from the operator. This information is derived from recent publicly-available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators. Additional mineralized material shown in the table may include additional mineralized material that is not subject to the royalty interests and/or may be subject to contractual limitations such as production caps, monetary caps, and the extent of claim, concession or tenement boundaries. Additional mineralized material estimates are based on information available from the operators as of December 31, 2007 with the exception of the following properties: Holt/Holloway – June 1, 2008; Meekatharra (Paddy’s Flat) – September 19, 2007; Mt. Goode and Balcooma – June 30, 2007.

[4]	The royalty is capped at 2.0 million ounces of production. There has been approximately 248,000 ounces of cumulative production as of June 30, 2008. NSR sliding-scale schedule (price of gold per ounce — royalty rate): $0.00 to $299.99 – 0.70%; $300 to $324.99 – 1.05%; $325 to $349.99 – 1.40%; $350 to $374.99 – 2.10%; $375 to $399.99 – 2.80%; $400 or higher – 3.5%.

[5]	The royalty is capped on a dollar basis and approximately $13 million remains to be paid as of June 30, 2008. NSR sliding-scale schedule (price of gold per ounce — royalty rate as of 3/31/08): $0.00 to $478.10 – 0.00%; $478.10 to $546.41 – 0.625%; $546.42 to $580.57 – 0.875%; $580.58 to $614.72 – 1.125%; $614.73 to $648.87 – 1.50%; above $648.87 – 1.875%. The sliding-scale is based on the average of the United States, Australian and Canadian Consumer Price Indices on a quarterly basis. The most current rate available is reflected herein.

[6]	NSR sliding-scale schedule (price of gold per ounce — royalty rate): $0.00 to under $350 – 0.0%; $350 to under $400 – 0.5%; $400 to under $500 – 1.0%; $500 or higher – 2.0%.

TABLE 2 (Continued)
BARRICK ROYALTY PORTFOLIO
PRODUCING AND DEVELOPMENT PROPERTIES FOOTNOTES

[7]	Royalty applies on production above 400,000 ounces.

[8]	Additional mineralized material does not include reserves, except at Holt/Holloway and El Toqui where the operator includes reserves in the Measured and Indicated category.

[9]	Royalty applies on production above 50,000 ounces.

[10]	NSR sliding-scale schedule (price of zinc per pound — royalty rate): $0.50 to below $0.55 – 1.0%; $0.55 to below $0.60 – 2.0%; $0.60 or higher – 3.0%. The operator did not break down additional mineralized material into “Measured” and “Indicated” categories. Royalty currently held in trust by Barrick for Royal Gold pending receipt of necessary consents.

TABLE 3
BARRICK ROYALTY PORTFOLIO
EVALUATION STAGE PROPERTIES1
EVALUATION

Property	Location	Ownership	Royalty Rate
Bellevue	Australia	Siberia Mining	2.00% NSR
Keith Kilkenny (Monty’s Dam)	Australia	Saracen Gold Mines	AUD$6/oz [2] AUD $10/oz3
Kundip	Australia	Tectonic Resources	1.00-1.50% NSR [4]
Paddington	Australia	Norton Goldfields	1.75% NSR
Phillips Find	Australia	Barra Resources	AUD$10/oz [5]
Red Dam	Australia	Carbine Resources	2.50% GSR
Reedy’s Burnakura	Australia	ATW Venture Australia	1.50-2.50% [6,7]
Reedy’s Mercator	Australia	Mercator	1.50-2.50% [7]
Yalgoo JV (Emerald Eclipse)	Australia	Prosperity Resources (Yalgoo)	AUD$0.3363/t8
Back River (George Lake and Goose Lake)	Canada	Dundee Precious Metals	1.95% NSR [9] 2.35% NSR [9]
Bousquet-Cadillac-Joannes	Canada	Agnico Eagle	2.00% NSR
Kutcho Creek	Canada	Sherwood Copper	1.60% NSR
Malartic	Canada	Osisko	2.00-3.00% NSR [10]
Rambler Mill	Canada	Rambler Metals	C$1/t [11]
Rambler North	Canada	Rambler Metals	2.00% NSR
Getchell — Twin Creeks	United States	Newmont	2.00% GSR [12]
Idaho Almaden	United States	Freegold Ventures	1.00-2.00% NSR [13]
Niblack	United States	Abacus Minerals	1.00-3.00% NSR [14]
Wildcat	United States	Monex Explorations	1.00% NSR

TABLE 3
BARRICK ROYALTY PORTFOLIO
EVALUATION STAGE PROPERTY FOOTNOTES

[1]	Each listed royalty rate is based on royalty documentation material provided to Royal Gold by Barrick. Royal Gold considers and categorizes an exploration stage property to be an “evaluation stage” property if additional mineralized material has been identified on the property but reserves have yet to be identified. The U.S. Securities and Exchange Commission does not recognize the term “mineralized material.” Investors are cautioned not to assume that any part or all of the mineralized material identified on these properties will ever be converted into reserves.

[2]	Royalty applies to production above 265,745 ounces.

[3]	Royalty applies to production above 160,333 ounces.

4	Royalty pays 1.0% for the first 250,000 ounces of production and then 1.5% for production above 250,000 ounces.

[5]	Royalty applies to production above 40,000 ounces and is capped at a maximum of $1.0 million.

[6]	Royalty subject to right of first refusal.

[7]	Royalty applies to cumulative production at both the Burnakura and Mercator properties above 300,000 ounces. Once 300,000 ounces is produced, the royalty rate is 1.5% for the first 75,000 ounces per year and 2.5% above 75,000 ounces per year.

[8]	Royalty calculation is 0.75 x AUD$Au price/AUD$470 x grade/2.5 g/t. Royal Gold’s share of the royalty is 44.85% of the calculated royalty figure.

[9]	Royalty rate is 2.35% on George Lake and 1.95% on Goose Lake. Royalty on George Lake applies to production above 800,000 ounces. Royalty on Goose Lake applies to production above 400,000 ounces.

[10]	Royalty is subject to a buy down right of $1.0 — $1.5 million depending on the price of gold, exercisable at any time for one-half of the royalty. NSR sliding-scale schedule (price of gold per ounce — royalty rate): $0.00-$350 – 2.0%; above $350 – 3.0%.

[11]	Royalty is paid on per ton fed to the mill.

[12]	Royalty applies to production above 50,000 ounces.

[13]	A $325,000 payment is due upon production of first 100,000 ounces. Once production reaches 200,000 ounces, the royalty begins paying at the following rate schedule (price of gold per ounce- royalty rate): $0.00 to $425 – 1.0%; $425 and above – 2.0%.

[14]	Royalty rate is 1.0% for each ton of ore at a NSR value of less than $115 per ton of ore; 2.0% for each ton of ore at a NSR value between $115 and $135 per ton of ore, and 3.0% for each ton of ore at a NSR value greater than $135 per ton of ore.

TABLE 4
BARRICK ROYALTY PORTFOLIO
EXPLORATION PROPERTIES1
EXPLORATION

Property	Location	Ownership	Royalty Rate
Barmedman	Australia	Templar Resources	12.50% NPI
Biddy Well	Australia	View Gold	1.50% NSR
Buttercup Bore	Australia	Apex Gold and Legend Mining	2.00% CGR
Calarie (Tri Origin)	Australia	Tri Origin Minerals	1.50% NSR
Croesus	Australia	Bellamel Mining	AUD$1.25/tonne [2]
Lake Ballard	Australia	Cape Lambert Iron Ore	0.6% NSR
Meekatharra (Sabbath)	Australia	Triumph Mining[3]	AUD$1/t [4]
Mt. Fisher	Australia	Gerald Brewer	AUD$5/oz [5]
Mt. Goode Bellevue	Australia	Xstrata	2.00% NSR [6] 1.50% NSR [6]
North Well Chilkoot	Australia	Norilsk	2.50-4.00% NSR [7]
Quidong	Australia	Stirling Minerals	2.50% NSR
Red Hill	Australia	Cullen Exploration[8]	2.50% NSR
Wembley Durack (Glengarry JV)	Australia	Horseshoe Gold Mine	1.00% NSR
West Westonia	Australia	Westonia	0.50% NSR
West Wyalong	Australia	Golden Cross	2.50% NSR
Ashmore	Canada	Hol-Lac Gold Mines	1.50% NSR
Carswell Lake	Canada	Talisman Energy Inc. (50%) Far West Mining (50%)	5.00% NSR
Denton Thornloe	Canada	West Timmings Mining	1.50% NSR
Duverny	Canada	Les Ressources Arianne	15% NVR [9] 2.00% NSR [9]
Franquet	Canada	Campbell Resources	2.00% NSR [10] 3.00% NSR [10]
Gauthier	Canada	Contact Diamond	3.00% NSR
Godfrey II	Canada	Moneta Porcupine Mines	2.00% NSR
Golden Bear	Canada	Goldcorp	2.00% NSR

TABLE 4 (continued)
BARRICK ROYALTY PORTFOLIO
EXPLORATION PROPERTIES1
EXPLORATION

Property	Location	Ownership	Royalty Rate
Hinkey’s Pond	Canada	Altius Resources	2.00% NSR
Kizmet	Canada	Rimfire Minerals	1.00% NSR
McKenzie Red Lake	Canada	Goldcorp St Andrews Goldfields	1.00% NSR
Mike’s Lake	Canada	Dynamite Resources	2.00% NSR
Motherlode Greyhound	Canada	Yukon-Nevada Gold	2.00% NSR
Noyon	Canada	Campbell Resources	3.00% NSR
Pine Cove	Canada	New Island Resources (70%) Anaconda Gold (30%)	7.50% NPI
Rambler South	Canada	Altius Resources	2.00% NSR
Shasta	Canada	Sable Resources	0.50% NSR
Swanson	Canada	Agnico Eagle Mines Ltd.	2.00% NSR
Tak	Canada	Southern Rio Resources	5.00% NSR
Wilanour	Canada	Goldcorp	15.00% NPI
Bulldog/Creede	United States	Hecla / Emerald Ranch JV	3.00% NSR [11] 1.00% NSR [11]
Doby George	United States	Western Exploration	2.00% NSR
Keystone [12]	United States	Energy Fuels Corporation	2.00% NSR
La Jara	United States	Laramide Resources	$0.25/lb [13]
Reese River	United States	X-Cal Resources	2.00% NSR
San Rafael	United States	Unknown	2.00% GSR
Silver Cloud	United States	Geologix Exploration	2.00% NSR
Wood Gulch	United States	Western Exploration	5.00% NSR

TABLE 4
BARRICK ROYALTY PORTFOLIO
EXPLORATION PROPERTIES FOOTNOTES

[1]	Each listed royalty rate is based on royalty documentation material provided to Royal Gold by Barrick.

[2]	Royalty paid on dollars per tonne of ore above 50,000 tonnes up to 500,000 tonnes.

[3]	Triumph Mining has granted Dourado Resources an option to purchase the mining lease subject to the royalty.

[4]	Royalty applies on production above 10,000 ounces.

[5]	Royalty applies on production up to 500,000 ounces.

[6]	Royalty rate is 2.0% for gold and 1.5% for all other metals.

[7]	Royalty rate is 4.0% for grades at 1.5 g/t or less and 2.5% at grades above 1.5 g/t.

[8]	Cullen Exploration has granted a right to Red Hill Iron to earn a 70% in all minerals (other than iron ore) produced from the tenements subject to the royalty.

[9]	Royalty is capped on a dollar basis and applies on production until $1,760,000 has been paid. The 2.0% NSR applies on production thereafter.

[10]	The 3.0% NSR royalty applies to production from an area of the property referred to as the “Homestake Properties” and the 2.0% NSR royalty applies to production from an area of the property referred to as the “GeoNova Properties.”

[11]	Royalty rate is 3.0% on Homestake and Emerald unpatented claims; 1.0% on Emerald patented claims.

[12]	Royalty currently held in trust by Barrick for Royal Gold pending additional information about property ownership and receipt of necessary consents.

[13]	Royalty is payable per pound of uranium produced above 8 million pounds.

ROYALTY DEFINITIONS
The Company’s royalty portfolio contains several different types of royalties which are defined as follows:
Royalty – the right to receive a percentage or other denomination of mineral production from a resource extraction operation.
Gross Smelter Return (“GSR”) Royalty – a defined percentage of the gross revenue from a resource extraction operation, less, if applicable, certain contract-defined costs paid by or charged to the operator.
Net Smelter Return (“NSR”) Royalty – a defined percentage of the gross revenue from a resource extraction operation, less a proportionate share of incidental transportation, insurance, refining, and smelting costs.
Net Value Royalty (“NVR”) – a percentage of the gross revenue from a resource extraction operation, less certain contract-defined costs.
Net Profits Interest (“NPI”) Royalty – a defined percentage of the gross revenue from a resource extraction operation, after recovery of certain contract-defined pre-production costs, and after deduction of certain contract-defined mining, milling, processing, transportation, administrative, marketing and other costs.
Contained Gold Returned (“CGR”) – a royalty in which payments are made on contained ounces rather than recovered ounces.